Exhibit 10.1h1


      ATTACHMENT TO ALLIED TUBE & CONDUIT CORPORATION UNION
             RETIREMENT SAVINGS AND INVESTMENT PLAN


1.  Notwithstanding Paragraph 6C of the Adoption Agreement, no
    Matching Contributions will be made for Plan Years beginning after December 31, 1988.

2. Notwithstanding Paragraph 9 of the Adoption Agreement, each eligible employee hired after July 1, 1992 who is 55 or older on his date of hire is eligible to enroll in the Plan on the first day of the month coincident with or immediately following completion of his probationary period.

3. Section 2.08 of the Basic Plan Document is amended by deleting said Section in its entirety and substituting the following in lieu thereof:

    "2.08 'Disability' means any medical determinable physical or mental impairment of the Member which qualifies the Member for Social Security disability benefits."

4. Section 4.04B of the Basic Plan Document is amended by deleting the reference to "fifteen (15) days" and sub-stituting therefor "thirty (30) days."

5. Section 4.04B of the Basic Plan Document is amended by adding the following at the end thereof:

    "A Member who suspends contributions may resume contributions as of any Entry Date which succeeds the date of suspension by at least six (6) months, by means of written notice to the Plan Administrator at least thirty
    (30) days prior to the date on which the resumption is to be effective."

6. Section 7.05 of the Basic Plan Document is amended by adding the following sentence at the end thereof:

    "A Member who is on layoff status shall not be deemed to have incurred a termination of employment, but such Member shall not be eligible to make Elective Deferrals while on layoff status."

7. Section 7.06 of the Basic Plan Document is amended by deleting subsection (b)(iv)(B) thereof.

              ATTACHMENT TO ALLIED TUBE & CONDUIT CORPORATION UNION
                     RETIREMENT SAVINGS AND INVESTMENT PLAN



1. Notwithstanding Paragraph 6C of the Adoption Agreement, no Matching Contributions will be made for Plan Years beginning after December 31, 1988.

2. Section 2.08 of the Basic Plan Document is amended by deleting said Section in its entirety and substituting the following in lieu thereof:

    "2.08 'Disability' means any medical determinable physical or mental impairment of the Member which qualifies the Member for Social Security disability benefits."


3. Section 4.04B of the Basic Plan Document is amended by deleting the reference to "fifteen (15) days" and substituting therefor "thirty (30) days."

4. Section 7.05 of the Basic Plan Document is amended by adding the following sentence at the end thereof:

     "A Member who is on layoff status shall not be deemed to have incurred a termination of employment, but such Member shall not be eligible to make Elective Deferrals while on layoff status."

5.   Section 7.06 of the Basic Plan Document is amended by deleting subsection
     (b) (iv) (B) thereof.